                                                                   EXHIBIT 10.1B


                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement"), made as of February 22, 1999 and amended and restated in its entirety as of February 5, 2002, by Leigh S. Belden and Deborah Tinker Belden, Trustees U/A Dated 12/9/98 ("Debtor") for the benefit of Verilink Corporation, a Delaware corporation ("Secured Party"), Beltech, Inc., a California corporation ("Beltech"), Leigh S. Belden (the "Borrower") and Deborah Tinker Belden, each an individual resident of the State of California (together, the "Beldens") in consideration of certain credit extended by Secured Party to the Borrower.

                                    RECITALS:

A. Debtor and Secured Party are parties to that certain Security Agreement dated February 22, 1999 (the "Original Pledge Agreement");

B. Debtor has pledged to Secured Party certain shares of common stock to secure certain obligations of Borrower to Secured Party;

C. Debtor and Secured Party desire to amend the Original Pledge Agreement in certain respects and to restate the Original Pledge Agreement, as amended, in its entirety;

D. Beltech and the Beldens desire to become parties to the Agreement and, in particular, to be bound by the negative pledge granted in Section 4 below.

         In consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby amend and restate the Original Pledge Agreement and agree as follows:

         1. GRANT AND SECURITY INTEREST. Debtor hereby pledges, assigns and grants to Secured Party a perfected, first priority security interest in all of Debtor's right, title and interest, whether presently existing or hereafter created or acquired, wherever located, in the property (referred to collectively as the "Collateral") described in Exhibit A hereto.

         2. OBLIGATIONS SECURED. The security interest granted hereby secures all indebtedness and obligations of Borrower to Secured Party now existing or hereafter arising pursuant to that certain promissory note dated February 10, 1998 in the original principal amount of $800,000, and that certain promissory note dated February 22, 1999 in the original principal amount of $3,000,000, both as modified by modification agreements dated as of September 22, 1999 and February 5, 2002 (the "Modification Agreement") as the same may be renewed, modified or extended from time to time; all costs and expenses of Secured Party, including reasonable attorneys fees, to obtain, preserve, perfect, enforce and defend this Agreement and maintain, preserve, collect, protect, perfect Secured Party's interest in and realize upon the Collateral and all covenants, agreements, representations and warranties of Debtor, Beltech and the Beldens contained herein (collectively, the "Obligations").

         3. PERFECTION AND SECURITY INTEREST. Debtor from time to time, at the request of Secured Party, shall execute such financing statements, control agreements, and other documents, each of which shall be in form and substance acceptable to Secured Party, and take such actions as may be necessary or appropriate to perfect or continue the perfection and priority of Secured Party's security interests in the Collateral. Debtor shall promptly notify Secured Party if Debtor changes Debtor's name or moves Debtor's principal residence or location or the place where Debtor keeps its records from the address set forth below. Debtor shall promptly furnish to Secured Party any information with respect to the Collateral or the Debtor as Secured Party reasonably may request.

         4. NEGATIVE PLEDGE. Neither Debtor, Beltech, Borrower nor the Beldens will create, assume or suffer or permit to exist any security interest, lien, charge, encumbrance or claim on any securities issued by Verilink Corporation and now or hereafter owned of record or beneficially by Debtor (other than the security interest in favor of Holder granted by Debtor hereunder), Borrower, Beltech or the Beldens, nor will any of them permit or make any sale or other transfer or disposition of such securities unless such sale or disposition is made in good faith to an unaffiliated, third-party, bona fide purchaser in an arms-length transaction, and an amount equal to any net proceeds thereof is applied to prepay the Obligations as provided in the Notes as modified by the Modification Agreement of even date herewith.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants that:

                  (a) TITLE. Apart from the security interest in the Collateral granted to Secured Party hereunder, Debtor has good and valid title to the Collateral, free and clear of any and all liens, charges, claims, security interests, set offs, restrictions and encumbrances of any kind whatsoever. To the extent the Collateral consists of securities, such securities are duly authorized, validly issued, fully paid and nonassessable.

                  (b) TRANSFER OF COLLATERAL. Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. If any such encumbrance is imposed, Debtor shall give Secured Party immediate written notice and take immediate action to discharge the same.

                  (c) AUTHORITY; ENFORCEABILITY. Debtor has full legal capacity, power and authority to make, enter into and perform this Agreement and no consent or approval of or notice to any person or entity is required in connection with this Agreement. This Agreement is a valid, binding and enforceable obligation of Debtor.

                  (d) NOTICE OF THIRD PARTY ACTIONS. Debtor shall promptly notify Secured Party of any Event of Default or any levy, execution or attachment against the Collateral or any other event or condition that affects the Collateral and shall promptly take all necessary action to preserve, perfect and protect Secured Party's first priority security interest in the Collateral.

         6. POWER OF ATTORNEY. Debtor hereby appoints Secured Party and any officer thereof as Debtor's attorney-in-fact to execute and file any writings in connection with the Collateral, to take any other actions that are appropriate to collect any proceeds of the Collateral and, subject to the provisions of
Section 8 below, to vote or exercise consensual rights with respect to the Stock. This appointment shall constitute a power coupled with an interest, shall survive the termination, death or incapacity of Debtor and shall be irrevocable until the Obligations are paid in full.

         7. EVENTS OF DEFAULT. An "Event of Default" shall occur when Debtor or the Borrower (a) fails to pay or perform any of the Obligations (or Debtor, Beltech, Borrower or the Beldens fails to perform any of the covenants or agreements contained herein) when due; (b) becomes insolvent, a receiver is appointed for any part of Debtor's or Borrower's property, Debtor or Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Debtor or Borrower or against Debtor or Borrower under any bankruptcy or insolvency laws; or (c) sells or otherwise disposes of or encumbers all or a substantial part of Debtor's or Borrower's assets. At any time after an Event of Default, in addition to exercising any other rights and remedies, Secured Party may, after consultation with Borrower as provided below: (a) sell or dispose of the Collateral in a public or private sale as Secured Party deems appropriate for the purposes of paying or performing the Obligations; (b) declare immediately due and payable all of the Obligations owing to Secured Party; (c) apply any Collateral to the Obligations in such order as Secured Party may determine, any Stock so applied being valued at its market price on the date Secured Party gives notice to Debtor of such application of Stock to satisfy Obligations; (d) enter into any agreement relating to the Collateral and exercise all voting rights to the exclusion of Debtor; (e) make any settlement that Secured Party deems appropriate in respect of the Collateral; (f) collect any sums payable in connection with the Collateral; and (g) make, adjust and receive payment under insurance claims, claims for breach of warranty and the like in connection with the Collateral.

         Secured Party shall consult with Borrower regarding the exercise of Secured Party's rights against the Collateral prior to exercising its rights, so that Secured Party's exercise of those rights is accomplished in the best interests of Secured Party, its stockholders, Debtor and Borrower. Secured Party in all events shall have the rights, powers and remedies set forth above as well as all of the rights, powers and remedies otherwise afforded to a secured creditor under the Uniform Commercial Code of the State where the Debtor is located.

         Debtor specifically understands and agrees that any sale by Secured Party of all or part of the Collateral pursuant to the terms of this Agreement may be effected by Secured Party at a time or times and in a manner or manners which could result in the proceeds of such sale being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Debtor, to the fullest extent permitted by law, hereby releases Secured Party and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.

         The Collateral consisting of Stock (as defined in Exhibit A) may be not registered or qualified under the various federal or state securities laws of the United States, or may consist of securities the disposition of which after default may be restricted to one or more private (instead of public) sales. Debtor understands that upon such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered and qualified pursuant to federal and state securities laws or otherwise sold on the open market. Debtor, therefore, agrees that:

                  (a) if Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely upon the advice and opinion of any national brokerage or investment firm and/or counsel of its choosing (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) that such reliance shall be conclusive evidence that Secured Party has handled such disposition in a commercially reasonable manner.

         8. VOTING RIGHTS. Debtor shall have the right to exercise all voting and other consensual rights with respect to the Stock until such time as an Event of Default shall have occurred and Secured Party shall have given written notice to Debtor that Debtor's rights to vote the Stock are terminated, at which time Secured Party shall become entitled to vote the Stock. For so long as Debtor shall have the right to vote the Stock, Debtor shall not vote the Stock in a manner that would be adverse to Secured Party's security interest in the Stock or Secured Party's rights under this Agreement.

         9. ADDITIONAL ACTIONS AND DOCUMENTS. At the request of Secured Party from time to time, Debtor, Borrower, Beltech and the Beldens shall execute and deliver such further writings, documents and instruments and shall take such further actions, including the filing of financing statements and amendments thereto, all at Debtor's expense, as may be required or appropriate to carry out the intent and purposes of this Agreement.

         10. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. AMENDMENTS, WAIVERS AND CONSENTS; TIME. This Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the parties. Any party may waive compliance by any other party of any of the covenants or conditions of this Agreement, but no waiver shall be binding unless executed in writing by the party making the waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other portion, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of all parties, amendments, waiver and consents that are not in writing may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence (other than any alleged reliance). Time is of the essence of this Agreement.

         12. NOTICE. Any notice, instrument or communication required or permitted to be given under this Agreement to any party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States Mail by certified or express mail, return receipt requested, postage prepaid, addressed to the principal office of such party or to such other address as such party may request by written notice. The parties' principal offices are present located at the addresses set forth below their signatures.

         13. ATTORNEYS' FEES. The prevailing party shall be entitled to recover a reasonable allowance for attorneys' fees and litigation expenses in addition to court costs in any suit, action, counterclaim or arbitration brought to enforce the Obligations or this Agreement. "Prevailing Party" within the meaning of this paragraph includes, without limitation, a party who agrees to dismiss an action or proceeding upon the other's payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by it.

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO ANY CONFLICTS OR CHOICE OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS MODIFICATION TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

         15. WAIVER. (a) No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder or of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of Secured Party as provided for herein, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Secured Party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all other such rights, powers or remedies.

                  (b) Debtor further waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended or renewed one or more times by Secured Party in its discretion, without notice to Debtor. Debtor waives any right to require that any action be brought against any other person or to require that resort be had to any other security for the Obligations. Debtor further waives any right of subrogation or to enforce any right of action against Borrower, Beltech or the Beldens until the Obligations are paid in full.

         16. COUNTERPARTS. This Agreement may be executed in counterparts, including facsimiles thereof, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be duly executed and delivered as of the date first written above.


                                     SECURED PARTY:

                                     Verilink Corporation

                                     By:     /s/ Howard Oringer
                                             -----------------------------------
                                     Title:  Chairman of the Board of Directors
                                             -----------------------------------
                                     Address:    127 Jetplex Circle
                                                 Madison, Alabama  35758



                                     DEBTOR:

                                     Leigh S. Belden and Deborah Tinker Belden,
                                     Trustees U/A Dated 12/9/98

                                         /s/ Leigh S. Belden, Trustee
                                     -------------------------------------------
                                     Leigh S. Belden, Trustee

                                         /s/ Deborah Tinker Belden, Trustee
                                     -------------------------------------------
                                     Deborah Tinker Belden, Trustee

                                     Address:    136 Tidewater Drive
                                                 Madison, Alabama  35758



                                     BELTECH

                                     Beltech, Inc.

                                     By:       /s/ Leigh S. Belden
                                         ---------------------------------------
                                         Name:    Leigh S. Belden
                                                --------------------------------
                                         Title:   President
                                                --------------------------------

                                     Address:
                                              P.O. Box 780
                                         ---------------------------------------
                                              937 Tahoe Blvd.
                                         ---------------------------------------
                                              Suite 200
                                         ---------------------------------------
                                              Incline Village, NV 89451
                                         ---------------------------------------


Signature Page 1 of 2

                                     BORROWER:

                                         /s/ Leigh S. Belden
                                     -------------------------------------------
                                     Leigh S. Belden

                                     Address:    136 Tidewater Drive
                                                 Madison, Alabama  35758



                                     BELDENS:

                                         /s/ Leigh S. Belden
                                     -------------------------------------------
                                     Leigh S. Belden

                                         /s/ Deborah Tinker Belden
                                     -------------------------------------------
                                     Deborah Tinker Belden

                                     Address:    136 Tidewater Drive
                                                 Madison, Alabama  35758







Signature Page 2 of 2

                                    EXHIBIT A

COLLATERAL. The security interest is granted in the following collateral (the "Collateral"):

         A. DESCRIPTION OF COLLATERAL. The shares of common stock of Verilink Corporation listed on Exhibit A-1 attached hereto and incorporated by reference herein, as amended from time to time, now or hereafter held in the possession of Secured Party or its bailee, together with any and all security entitlements, investment property, certificated or uncertificated securities, documents, instruments, general intangibles, deposit accounts, supporting obligations, payment intangibles, and cash hereafter delivered to Secured Party or held in any securities account or deposit account over which Secured Party has control in substitution therefor or in addition thereto (collectively, the "Stock").

         B. PROCEEDS. All additions, substitutions and replacements for and proceeds of the above Stock (including all income and benefits resulting from any of the above, such as dividends or other distributions payable or distributable in cash, property or stock; interest, premium and principal payments; redemption proceeds and subscription rights; and shares or other proceeds of conversions or splits of any securities in the Collateral). Any security entitlements, investment property, certificated or uncertificated securities, documents, instruments, general intangibles, supporting obligations, payment intangibles, and cash received by Debtor or held in any deposit account, which shall comprise such additions, substitutions and replacements for, or proceeds of, the Collateral, shall be held in trust for Secured Party shall be delivered immediately to Secured Party, its bailee, or deposited in a deposit account or a securities account over which Secured Party has control. Any cash proceeds shall be held in trust for Secured Party and shall be delivered immediately to Secured Party, its bailee, or deposited in a deposit account over which Secured Party has control or a securities account over which Secured Party has control.

                                   EXHIBIT A-1

                    Certificate No.                            No. of Shares
                    ---------------                            --------------
                          469                                      500,000
                        FBU 0297                                   100,000
                        FBU 1158                                   109,240
                        FBU 1220                                    85,000
                        FBU 0772                                    47,500
                        FBU 0305                                    49,540
                                                                  --------

                  Total No. of Shares                              891,280